SUPPLEMENT DATED DECEMBER 6, 2002

TO

PROSPECTUS DATED APRIL 30, 2002, AS SUPPLEMENTED

FOR

FUTURITY FOCUS VARIABLE AND FIXED ANNUITY

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

Effective October 9, 2002, Credit Suisse Asset Management Limited ("CSAM Australia") has been retained to serve as sub-investment advisor to the following portfolios:
Credit Suisse Emerging Markets

Credit Suisse Global Post-Venture Capital Portfolio

Credit Suisse International Focus Portfolio

The following text should replace the Credit-Suisse Trust disclosure current included under the heading "VARIABLE ACCOUNT OPTIONS: THE FUNDS":

Credit Suisse Trust (advised by Credit Suisse Asset Management, LLC ("CSAM"); Credit Suisse Asset Management Limited serves as sub-investment advisor to the Global Post-Venture Capital Portfolio, the Emering Market Portfolio, and at he International Focus Portfolio.)